Exhibit 99

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:
2500 McClellan Avenue	info@rcmt.com	Bradley S. Vizi
Pennsauken, NJ 08109	www.rcmt.com	Executive Chairman
Kevin D. Miller
Chief Financial Officer

P R E S S   R E L E A S E

RCM TECHNOLOGIES, INC. ANNOUNCES

FOURTH QUARTER AND FISCAL YEAR 2025 RESULTS

Pennsauken, NJ – April 3, 2026 -- RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of solutions designed to enhance the operational performance of its customers through the deployment of advanced engineering, specialty healthcare, and information technology services, today announced financial results for the fourteen and fifty-three weeks ended January 3, 2026.

RCM Technologies reported revenue of $86.5 million for the fourteen weeks ended January 3, 2026 (the current quarter), an increase of 12.4% compared to $76.9 million for the thirteen weeks ended December 28, 2024 (the comparable prior quarter). Gross profit was $24.3 million for the current quarter, a 12.6% increase compared to $21.6 million for the comparable prior quarter. The Company reported GAAP net income of $6.1 million, or $0.80 per diluted share, for the current quarter, compared with $2.9 million, or $0.37 per diluted share, for the comparable prior quarter. The Company reported adjusted EBITDA (non-GAAP) of $9.3 million for the current quarter, as compared to $6.3 million for the comparable prior quarter, an increase of 49.0%. The Company experienced $0.77 of adjusted net income per diluted share (non-GAAP) for the current quarter as compared to $0.49 for the comparable prior quarter.

RCM Technologies reported revenue of $319.4 million for the fifty-three weeks ended January 3, 2026 (the current year), an increase of 14.7% compared to $278.4 million for the fifty-two weeks ended December 28, 2024 (the comparable prior year). Gross profit was $87.9 million for the current year, a 10.2% increase compared to $79.8 million for the comparable prior year. The Company reported GAAP net income of $16.3 million, or $2.14 per diluted share, for the current year compared to $13.3 million, or $1.68 per diluted share, for the comparable prior year. The Company reported adjusted EBITDA (non-GAAP) of $30.7 million for the current year as compared to $25.9 million for the comparable prior year, an increase of 18.9%. The Company reported $2.50 of adjusted net income per diluted share (non-GAAP) for the current year as compared to $2.03 for the comparable prior year.

The Company will not be holding a conference call to discuss these results. Additional information can be found in the Company’s Form 10-K.

About RCM

RCM Technologies (NasdaqGM: RCMT) is a business and technology solutions provider with world-class talent in key market segments. We help design, build, and enable the Industries of Tomorrow, Today. Operating at the intersection of resources, critical infrastructure and modernization of industries, RCM is a provider of services in HealthCare, Engineering, Aerospace & Defense, Process & Industrial, Life Sciences and Data & Solutions. www.rcmt.com.

The statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995. They are subject to various risks, uncertainties, and other factors that could cause the Company’s actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should,” “are confident” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, and our perceptions of historical trends, current conditions, expected future developments, and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expectations regarding our future revenues and other financial results, such as cash flows, our pipeline, and potential project wins, and our expectations for investment and growth in our business. Such statements are based on current expectations that involve several known and unknown risks, uncertainties, and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties, and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties, and other factors described in documents filed by the Company with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Tables to Follow

RCM Technologies, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share amounts)

	Fourteen and Thirteen Weeks Ended
	January 3, 2026	December 28, 2024
Revenue	$86,476	$76,912
Cost of services	62,198	55,343
Gross profit	24,278	21,569
Selling, general and administrative	15,753	16,025
Depreciation and amortization of property and equipment	554	407
Impairment of intangible assets	-	547
Potential stock issuance and financing transactions	-	64
Remeasurement of contingent consideration	-	(1,759)
Operating income	7,971	6,285
Other expense, net	780	516
Income before income taxes	7,191	5,769
Income tax expense	1,087	2,902
Net income	$6,104	$2,867

Diluted net earnings per share data	$0.80	$0.37
Diluted weighted average shares outstanding	7,587,448	7,733,142

	Fifty-Three and Fifty-Two Weeks Ended
	January 3, 2026	December 28, 2024
Revenue	$319,404	$278,380
Cost of services	231,461	198,602
Gross profit	87,943	79,778
Selling, general and administrative	60,932	56,787
Depreciation and amortization of property and equipment	1,918	1,419
Amortization of acquired intangible assets	-	136
Impairment of intangible assets	-	547
Potential stock issuance and financing transactions	-	323
Remeasurement of contingent consideration	-	(1,759)
Operating income	25,093	22,325
Other expense, net	3,021	2,135
Income before income taxes	22,072	20,190
Income tax expense	5,738	6,863
Net income	$16,334	$13,327

Diluted net earnings per share data	$2.14	$1.68
Diluted weighted average shares outstanding	7,635,740	7,939,381

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis

(Unaudited)

(In thousands)

The following non-GAAP measures, which adjust for the categories of expenses described below, are non-GAAP financial measures. Our management believes that these non-GAAP financial measures (“Adjusted operating income,” “EBITDA,” “Adjusted EBITDA,” “Adjusted net income” and “Adjusted diluted net earnings per share”) are useful information for investors, shareholders, and other stakeholders of our Company in gauging our results of operations on an ongoing basis and to enhance investors’ overall understanding of our current financial performance and period-to-period comparisons. Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income, and Adjusted diluted net earnings per share should not be considered alternatives to operating income or net income, as the case may be, as an indicator of performance. In addition, Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income, and Adjusted diluted net earnings per share do not take into account changes in certain assets and liabilities and interest and income taxes that can affect cash flows. We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The following unaudited table presents the Company’s GAAP operating income and GAAP net income and the corresponding adjustments used to calculate Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income, and Adjusted diluted net earnings per share for the fourteen and fifty-three weeks ended January 3, 2026, and the thirteen and fifty-two weeks ended December 28, 2024.

	Fourteen and Thirteen Weeks Ended		Fifty-Three and Fifty-Two Weeks Ended
	January 3, 2026	December 28, 2024	January 3, 2026	December 28, 2024

GAAP operating income	$7,971	$6,285	$25,093	$22,325
Adjustments
Remeasurement of contingent consideration	-	(1,759)	-	(1,759)
Equity compensation	793	710	3,732	2,864
Potential stock issuance and financing transaction	-	64	-	323
Impairment of intangible assets	-	547	-	547
Adjusted operating income (non-GAAP)	$8,764	$5,847	$28,825	$24,300

GAAP net income	$6,104	$2,867	$16,334	$13,327
Income tax expense	1,087	2,902	5,738	6,863
Interest expense, net	784	664	2,669	2,215
Depreciation of property and equipment	554	407	1,918	1,419
Amortization of acquired intangible assets	-	-	-	136
EBITDA (non-GAAP)	$8,529	$6,840	$26,659	$23,960

Adjustments
Remeasurement of contingent consideration	-	(1,759)	-	(1,759)
(Gain) loss on foreign currency transactions	(4)	(148)	352	(80)
Equity compensation	793	710	3,732	2,864
Potential stock issuance and financing transaction	-	64	-	323
Impairment of intangible assets	-	547	-	547
Adjusted EBITDA (non-GAAP)	$9,318	$6,254	$30,743	$25,855

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis (Continued)

(Unaudited)

(In thousands, except per share amounts)

	Fourteen and Thirteen Weeks Ended		Fifty-Three and Fifty-Two Weeks Ended
	January 3, 2026	December 28, 2024	January 3, 2026	December 28, 2024

GAAP net income	$6,104	$2,867	$16,334	$13,327
Adjustments
Remeasurement of contingent consideration	-	(1,759)	-	(1,759)
(Gain) loss on foreign currency transactions	(4)	(148)	352	(80)
Equity compensation	793	710	3,732	2,864
Potential stock issuance and financing transaction	-	64	-	323
Impairment of intangible assets	-	547	-	547
Tax impact from normalized rate	(1,068)	1,503	(1,324)	900
Adjusted net income (non-GAAP)	$5,825	$3,784	$19,094	$16,122

GAAP diluted net earnings per share	$0.80	$0.37	$2.14	$1.68
Adjustments
Remeasurement of contingent consideration	-	$(0.22)	-	$(0.22)
(Gain) loss on foreign currency transactions	$(0.00)	$(0.02)	$0.04	$(0.01)
Equity compensation	$0.11	$0.09	$0.49	$0.36
Potential stock issuance and financing transaction	-	$0.01	-	$0.04
Impairment of intangible assets	-	$0.07	-	$0.07
Tax impact from normalized rate(a)	$(0.14)	$0.19	$(0.17)	$(0.11)
Adjusted diluted net earnings per share (non-GAAP)	$0.77	$0.49	$2.50	$2.03

(a)

Amount reflects an adjustment to income tax expense applied to non-GAAP adjusted consolidated taxable income. The Company used an estimated effective income tax rate of 27.0% for both periods presented, approximating the Company’s federal USA income tax rate plus the tax-affected rate for states and Puerto Rico.

RCM Technologies, Inc.

Summary of Selected Income Statement Data

(Unaudited)

(In thousands)

	Fourteen Weeks Ended January 3, 2026
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$47,999	$30,404	$8,073	$86,476
Cost of services	34,067	22,608	5,523	62,198
Gross profit	$13,932	$7,796	$2,550	$24,278
Gross profit margin	29.0%	25.6%	31.6%	28.1%

	Thirteen Weeks Ended December 28, 2024
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$41,011	$26,279	$9,622	$76,912
Cost of services	28,474	21,098	5,771	55,343
Gross profit	$12,537	$5,181	$3,851	$21,569
Gross profit margin	30.6%	19.7%	40.0%	28.0%

	Fifty-Three Weeks Ended January 3 2026
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$164,104	$120,486	$34,814	$319,404
Cost of services	116,702	93,104	21,655	231,461
Gross profit	$47,402	$27,382	$13,159	$87,943
Gross profit margin	28.9%	22.7%	37.8%	27.5%

	Fifty-Two Weeks Ended December 28, 2024
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$142,679	$96,459	$39,242	$278,380
Cost of services	100,146	73,916	24,540	198,602
Gross profit	$42,533	$22,543	$14,702	$79,778
Gross profit margin	29.8%	23.4%	37.5%	28.7%

RCM Technologies, Inc.

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share amounts)

	January 3,	December 28,
	2026	2024

Current assets:
Cash and cash equivalents	$2,922	$4,729
Accounts receivable, net of provision for credit losses of $1,229 and $1,570 at January 3, 2026 and December 28, 2024, respectively	81,243	77,960
Transit accounts receivable	8,017	7,315
Prepaid expenses and other current assets	7,704	7,034
Total current assets	99,886	97,038

Property and equipment, net	7,265	7,368

Other assets:
Deposits	261	230
Deferred tax assets, foreign	6	120
Goodwill	22,147	22,147
Operating right of use asset	4,832	5,174
Total other assets	27,246	27,671

Total assets	$134,397	$132,077
Current liabilities:
Accounts payable and accrued expenses	$9,649	$13,369
Transit accounts payable	16,247	23,870
Accrued payroll and related costs	10,784	9,929
Finance lease payable	843	698
Income taxes payable	391	346
Operating right of use liability	1,209	1,046
Contingent consideration from acquisitions	-	212
Deferred revenue	14,761	4,163
Total current liabilities	53,884	53,633

Deferred income taxes, net, domestic	5,673	4,526
Finance lease payable, net of current position	380	1,112
Operating right of use liability, net of current position	3,813	4,355
Borrowings under line of credit	24,673	34,967
Total liabilities	88,423	98,593

Contingencies (note 16) and Commitments (note 18)

Stockholders’ equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.05 par value; 40,000,000 shares authorized; 18,004,241 shares issued and 7,351,400 shares outstanding at January 3, 2026 and 17,838,372 shares issued and 7,602,113 shares outstanding at December 28, 2024	900	890
Additional paid-in capital	122,244	118,845
Accumulated other comprehensive loss	(2,814)	(2,920)
Accumulated deficit	10,396	(5,938)
Treasury stock, 10,652,841 shares at January 3, 2026 and 10,236,259 shares at December 28, 2024	(84,752)	(77,393)
Stockholders’ equity	45,974	33,484

Total liabilities and stockholders’ equity	$134,397	$132,077

RCM Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Fourteen and Thirteen Weeks Ended
	January 3, 2026	December 28, 2024
Net income	$6,104	$2,867
Adjustments to reconcile net income to cash used in operating activities	3,911	2,693
Changes in operating assets and liabilities:
Accounts receivable	1,097	(2,064)
Prepaid expenses and other current assets	(3,541)	(1,917)
Net of transit accounts receivable and payable	1,005	(5,345)
Accounts payable and accrued expenses	(3,415)	1,861
Accrued payroll and related costs	(2,012)	(1,698)
Operating lease liabilities	(396)	(280)
Income taxes payable	144	140
Deferred revenue	8,530	2,121
Deposits	18	(15)
Total adjustments	5,341	(4,504)
Net cash provided by (used in) operating activities	$11,445	$(1,637)

Net cash used in investing activities	(197)	(983)
Net cash (used in) provided by financing activities	(9,567)	4,307
Effect of exchange rate changes on cash and cash equivalents	(68)	(114)
Increase in cash and cash equivalents	$1,613	$1,573

	Fifty-Three and Fifty-Two Weeks Ended
	January 3, 2026	December 28, 2024
Net income	$16,334	$13,327
Adjustments to reconcile net income to cash used in operating activities	8,991	6,893
Changes in operating assets and liabilities:
Accounts receivable	(4,152)	(7,271)
Prepaid expenses and other current assets	(676)	(2,392)
Net of transit accounts receivable and payable	(8,325)	(5,656)
Accounts payable and accrued expenses	(3,484)	1,101
Accrued payroll and related costs	848	(1,265)
Operating lease liabilities	(1,205)	(966)
Income taxes payable	36	34
Deferred revenue	10,628	2,282
Deposits	(30)	83
Total adjustments	2,631	(7,157)
Net cash provided by operating activities	18,965	6,170

Net cash used in investing activities	(1,595)	(2,572)
Net cash used in financing activities	(19,038)	(4,828)
Effect of exchange rate changes on cash and cash equivalents	(139)	(325)
Decrease in cash and cash equivalents	$(1,807)	$(1,555)